EXHIBIT 99.1

NEWS RELEASE

[WRIT GRAPHIC APPEARS HERE]

                    Washington Real Estate Investment Trust

CONTACT:                                        6110 Executive Boulevard                                 Listed: NYSE
Larry E. Finger                                         Suite 800                                 Trading Symbol: WRE
Senior V.P. - C.F.O.                            Rockville, Maryland 20852                       Newspaper Quote: WRIT
Direct Dial: (301) 255-0820                         Tel 301-984-9400                                     www.writ.com
E-Mail:  lfinger@writ.com                           Fax 301-984-9610

FOR IMMEDIATE RELEASE                                                                                  APRIL 25, 2000
PAGE 1 OF 6
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                     WASHINGTON REAL ESTATE INVESTMENT TRUST

                      1ST QUARTER 2000 FFO PER SHARE UP 17%

Washington Real Estate Investment Trust (WRIT) reported today that Funds From
Operations (FFO) per share increased 16.7% to $0.42 in the first quarter of 2000 from $0.36 in the first quarter of 1999. FFO increased 15.1% to $14,842,000 for the quarter ended March 31, 2000 from $12,900,000 for the quarter ended March
31, 1999. FFO is the primary performance measure for the REIT industry.

Edmund B. Cronin, Jr., President and CEO, stated that "WRIT's FFO growth is due to the excellent performance of recent acquisitions, combined with the strong core portfolio net operating income increase of 9.3%." WRIT's core portfolio excludes properties not owned for the entirety of both periods being compared.

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 56 properties consisting of 11 retail centers, 21 office buildings, 9 apartment properties and 15 industrial/flex properties.

WRIT dividends have increased every year for 28 consecutive years. During these 28 years, WRIT's dividends have been increased 36 times, a record unmatched by any other publicly traded real estate investment trust. WRIT's shares are publicly traded on the New York Stock Exchange (symbol: WRE).

CERTAIN STATEMENTS IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN
THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH
STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT
MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. SUCH RISKS, UNCERTAINTIES AND
OTHER FACTORS INCLUDE, BUT ARE NOT LIMITED TO, FLUCTUATIONS IN INTEREST RATES,
AVAILABILITY OF RAW MATERIALS AND LABOR COSTS, LEVELS OF COMPETITION, THE EFFECT
OF GOVERNMENT REGULATION, THE AVAILABILITY OF CAPITAL, WEATHER CONDITIONS AND
CHANGES IN GENERAL ECONOMIC CONDITIONS.

                                    CONTINUED



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
FOR IMMEDIATE RELEASE                                                                                  APRIL 25, 2000
PAGE 2 OF 7

                                              WASHINGTON REAL ESTATE INVESTMENT TRUST
                                                        FINANCIAL HIGHLIGHTS
                                                (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                      QUARTER ENDED MARCH 31,
OPERATING RESULTS                                    2000                 1999
-----------------------------------------      ------------------  -------------------
Real estate rental revenue                                $31,935              $27,654
Real estate expenses                                       (9,372)              (8,423)
                                               ------------------  -------------------
                                                           22,563               19,231
Real estate depreciation and amortization                  (5,430)              (4,451)
                                               ------------------  -------------------
INCOME FROM REAL ESTATE                                   $17,133              $14,780

Other income                                                  149                  204
Interest expense                                           (6,090)              (5,220)
General and administrative                                 (1,780)              (1,315)
                                               ------------------  -------------------

INCOME BEFORE GAIN ON SALE OF REAL ESTATE                  $9,412               $8,449

Gain on sale of real estate                                 1,498                7,909
                                               ------------------  -------------------

NET INCOME                                                $10,910              $16,358
                                               ==================  ===================

INCOME BEFORE GAIN ON REAL ESTATE PER SHARE
(BASIC)                                                     $0.26                $0.24
                                               ==================  ===================
INCOME BEFORE GAIN ON REAL ESTATE PER SHARE
(DILUTED)
                                                            $0.26                $0.24
                                               ==================  ===================

NET INCOME PER SHARE (BASIC)                                $0.31                $0.46
                                               ==================  ===================
NET INCOME PER SHARE (DILUTED)                              $0.31                $0.46
                                               ==================  ===================

Income before gain on sale of real                         $9,412               $8,449
estate
Real estate depreciation and                                5,430                4,451
amortization
                                               ------------------  -------------------

FUNDS FROM OPERATIONS                                     $14,842              $12,900
                                               ==================  ===================

FUNDS FROM OPERATIONS PER SHARE (BASIC)
                                                            $.042                $0.36
                                               ==================  ===================
FUNDS FROM OPERATIONS PER SHARE
(DILUTED)                                                   $0.42                $0.36
                                               ==================  ===================

DIVIDENDS PAID PER SHARE                                  $0.2925                $0.28
                                               ==================  ===================

Weighted average shares outstanding                    35,733,793           35,708,178
Fully diluted weighted average shares                  35,763,470           35,726,789
outstanding
                                                     AS OF               AS OF
BALANCE SHEET DATA                               MARCH 31, 2000    DECEMBER 31, 1999
------------------
                                               ------------------  -------------------
Cash and temporary investments                             $3,458               $4,716
Real estate assets, at cost (1)                           665,286              661,870
Total assets, at cost (1)                                 694,953              692,054
Lines of credit payable                                    35,000               33,000
Mortgage notes payable                                     86,851               87,038
Notes payable                                             210,000              210,000
Total liabilities                                         347,990              349,769
Shareholders' equity                                      257,803              257,189
Shareholders' equity, at cost (1)                         345,438              340,763
    (1) At cost means adding back accumulated depreciation.
                                    CONTINUED
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
WASHINGTON REAL ESTATE INVESTMENT TRUST
Q1 2000 SUPPLEMENTAL DISCLOSURES
PAGE 3 OF 7

WRIT Continues to Produce Significantly Higher FFO Per Share Growth than the REIT Industry

As reflected in the following graph WRIT's FFO per share growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.

       [COMPARISON BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                             Q2 1999        Q3 1999        Q4 1999        Q1 2000       Average

WRIT*                         11.7%          11.8%          13.6%          12.2%         12.3%

REIT Industry **               8.8%           8.2%           8.1%                         8.4%


*WRIT growth is shown excluding accounting change to straight-line rents in Q4 1999.

**REIT Industry data for Q2 1999 - Q4 1999 is actual FFO per share growth per DLJ Equity REIT Research. Q1 2000 Industry data is not yet available.

CORE PORTFOLIO OPERATING INCOME (NOI) GROWTH, RENTAL RATE GROWTH, NET REVENUE GROWTH AND OPERATING EXPENSE

INCREASE BY SECTOR - Q1 2000 VS. Q1 1999

                                                 RENTAL RATE       NET REVENUE           OPERATING
   SECTOR                        NOI GROWTH*        GROWTH*          GROWTH*          EXP. INCR(DECR)
   ------                        -----------        -------          -------          ---------------

Apartments                          13.7%             4.7%              8.3%                -3.2%
Office Buildings                    11.3%             6.3%             10.2%                 1.6%
Retail Centers                        1.9%            4.8%              1.6%                 0.8%
Industrial/Flex Centers               6.1%            2.4%              5.6%                 2.6%
                                   ------          ------            ------               ------

OVERALL CORE PORTFOLIO                9.3%            5.2%              7.8%                 0.4%

*Growth is shown excluding effect of accounting change to straight-line rents in Q4 1999.

                                    CONTINUED

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q1 2000 SUPPLEMENTAL DISCLOSURES
PAGE 4 OF 7

CORE PORTFOLIO & OVERALL OCCUPANCY LEVELS BY SECTOR

                                                   CORE PORTFOLIO                       ALL PROPERTIES
                                         --------------------------------------------------------------------------
                                              1ST QTR           1ST QTR           1ST QTR            1ST QTR
SECTOR                                          2000             1999              2000                1999
------                                          ----             ----              ----                ----

Apartments                                     97.7%             95.4%             97.1%              95.4%
Office Buildings                               97.3%             98.3%             97.2%              98.4%
Retail Centers                                 94.7%             94.0%             94.6%              94.2%
Industrial/Flex Centers                        94.8%             93.1%             95.4%              93.6%
                                               -----             -----             -----              -----

OVERALL PORTFOLIO                              96.7%             96.4%             96.6%              96.5%

WRIT Continues to Produce Significantly Higher Core Portfolio Growth than the REIT Industry.

As reflected in the following graph WRIT's core portfolio NOI growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.



       [COMPARISON BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                             Q2 1999        Q3 1999        Q4 1999        Q1 2000       Average

WRIT*                          8.6%           6.8%           7.4%           9.3%          8.0%

REIT Industry **               5.3%           5.4%           5.6%                         5.4%

*WRIT growth is shown excluding accounting change to straight-line rents in Q4 1999.

**REIT Industry Same Store NOI growth data is per Salomon Smith Barney Equity REIT Research. Q1 2000 Industry data is not yet available.

CAPITAL IMPROVEMENTS SUMMARY
During Q1 2000, WRIT invested $4.1 million in real estate capital improvements. A breakdown of these improvements is as follows (in 000's):

   Accretive Capital Improvements
         Acquisition Related                $   216
         Expansions & Major Renovations       1,065
         Tenant Improvements                  1,466
                                            -------
   Total Accretive Capital Improvements       2,747
         Recurring Capital Improvements       1,403
                                            -------
   Total Capital Improvements                $4,150

                                    CONTINUED


WASHINGTON REAL ESTATE INVESTMENT TRUST
Q1 2000 SUPPLEMENTAL DISCLOSURES
PAGE 5 OF 7

Q1 2000 COMMERCIAL LEASING ACTIVITY
In Q1 2000, WRIT executed leases for 427,000 square feet of commercial space at a weighted average increase of 9.2% over the prior rent in place on a cash, i.e., non-straight lined basis. Details by sector are as follows:

                         SQUARE             PREVIOUS                 NEW
SECTOR                    FEET              FACE RENT             FACE RENT         $ INCREASE         % INCREASE
------                  ---------           ---------             ---------         ----------         ----------
Office                    148,198             $20.75              $ 24.16             $ 3.41              16.4%
Retail                     24,903              14.58                16.92               2.34              16.1%
Industrial/Flex*          253,849*              6.31*                5.92*              (.39)*            (6.2%)*
                         --------            -------              -------             ------            -------

OVERALL*                  426,950*            $11.81*              $12.89*            $ 1.09*              9.2%*

                           AVG TERM             AVERAGE            AVERAGE
SECTOR                      (YEARS)          SQUARE FOOTAGE    TENANT IMP./SF
------                      -------          -------------     --------------

Office                        2.9              2,850                $3.64
Retail                        4.9              2,075                 1.87
Industrial/Flex*              5.0*            11,539*                3.49*
                         --------          ---------              -------

OVERALL                       4.3*             4,965*               $3.45*

*In Q1 2000, WRIT signed a 68,750 square foot, 5 year lease extension at the Pepsi Bottling Facility. This lease, due to a variety of factors unique to this lease, was substantially above the market rent at its expiration. This renewal represented 27% of the Industrial/Flex square footage leased during the quarter and 16% of the Overall square footage leased during the quarter. It therefore had a disproportionate effect on the quarter's lease transaction averages. For ease of comparability, the following table provides the Q1 data, excluding this Pepsi renewal.

                         SQUARE             PREVIOUS                NEW
SECTOR                    FEET              FACE RENT             FACE RENT         $ INCREASE         % INCREASE
------                  ---------           ---------             ---------         ----------         ----------
Office                    148,198             $20.75              $ 24.16             $ 3.41              16.4%
Retail                     24,903              14.58                16.92               2.34              16.1%
Industrial/Flex           185,099               5.21                 6.45               1.24              23.7%
                          -------               ----                 ----               ----              -----

OVERALL                   358,200             $12.29               $14.50             $ 2.21              18.0%

                           AVG TERM             AVERAGE            AVERAGE
SECTOR                      (YEARS)          SQUARE FOOTAGE    TENANT IMP./SF
------                      -------          -------------     --------------

Office                        2.9              2,850                $3.64
Retail                        4.9              2,075                 1.87
Industrial/Flex               5.0              8,814                 4.25
                            -----            -------               ------

OVERALL                       4.3              4,214                $3.83

                                    CONTINUED
WASHINGTON REAL ESTATE INVESTMENT TRUST
Q1 2000 SUPPLEMENTAL DISCLOSURES
PAGE 6 OF 7


NORTHERN VIRGINIA INDUSTRIAL PARK UPDATE

On May 22, 1998 WRIT acquired the 790,000 square foot Northern Virginia Industrial Park (NVIP). At acquisition, the property was 83% leased at an average per square foot rent of $4.25 NNN. Upon acquisition, WRIT reported that the property had been under-managed and that the market vacancy rate was approximately 1/2 the project vacancy rate. In addition, WRIT indicated that market rents for the property, in a well managed condition, would range from $5.00 to $5.50 NNN, depending on the interior office build-out of the various spaces.

As of December 31, 1999, i.e., in the 19 months since acquisition, WRIT has executed leases for 525,000 square feet at a weighted average $5.31 NNN psf. This average rent is 25% above the average rent in the park at acquisition.

NVIP was 92% leased as of March 31,2000.

Q1 2000 ACQUISITIONS

833 SOUTH WASHINGTON STREET, a mixed-use retail/office building and an adjoining parking lot in Alexandria, Virginia was acquired for $1.35 Million, cash on February 16, 2000. WRIT now owns 100% of the frontage of the 800 Block of South Washington Street and the adjoining off-street parking.

The 6,026 square foot building and .24 acres of land are strategically located in historic Old Town Alexandria, Virginia. The building is currently unoccupied, but WRIT is completing negotiations with a national retailer to occupy the entire building. WRIT's existing properties on South Washington Street are 100% leased to 15 tenants including Williams-Sonoma, Laura Ashley, Storehouse Furniture and Next Day Blinds. WRIT's holdings on South Washington Street now total 42,326 square feet of retail space, 5,600 square feet of office space and 2,800 square feet of warehouse space. Over 100,000 people live within the three-mile radius surrounding the property with an average household income of over $86,000.

The acquisition includes the adjoining parking lot at 828 South Columbus Street which contains off-street parking for approximately 21 cars (3.48 spaces/1,000 square feet). With off-street parking being very scarce in Old Town Alexandria, this parking lot is a very significant amenity to the property's tenants and their customers. It also increases the overall parking at WRIT's South Washington Street properties to 78 spaces (1.5 spaces/1,000 square feet)

WRIT plans on investing approximately $75,000 in immediate capital improvements to ready the building for occupancy. Major categories of improvements include exterior repairs and painting, HVAC replacement and parking lot repairs.

Q1 2000 DISPOSITIONS

Prince William Plaza Shopping Center in Woodbridge, Virginia was sold for $2.8 million, resulting in a gain of approximately $1.5 million on March 1,2000. The purchaser was a local investor.

                                    CONTINUED

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q1 2000 SUPPLEMENTAL DISCLOSURES
PAGE 7OF 7

Built in 1967, the property contains approximately 54,600 square feet of retail space and had been in the WRIT portfolio since 1968. This is WRIT's eigth property sale under its strategic plan to dispose of properties which do not fit our long term objectives. This program, which commenced in 1998, has resulted in a total of $36.2 million in property sales and total gains of $16.2 million.

WRIT anticipates that this sale will be the first step of a tax-deferred exchange whereby WRIT reinvests the sales proceeds on a tax-free basis in another real estate property.



MARCH 31, 2000 DEBT SUMMARY

At March 31, 2000, WRIT's debt was as follows (in $millions):

                                                          Wtd Avg           Wtd Avg
                                     Amount            Maturity (Yrs)    Interest Rate
                                     ------            --------------    -------------

Secured                              $     86.9            7.6               7.5%
Senior Notes & MTNs                  $     210.0           11.2              7.2%
                                     -------------------------------------------------
Subtotal                             $     296.7           10.2              7.3%
Lines of Credit                      $     35.0            2.1               7.1%
                                     -------------------------------------------------
Total Debt                           $     331.9           9.3               7.2%

*WRIT's Lines of Credit total $75 million of capacity at LIBOR+ 70bp.

No more than $60 million of debt matures in any one year and less than $1 million matures in each year until 2003.



                                       END